NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                                                   Exhibit 10.68


                  SEVENTH AMENDMENT TO COST SHARING NATIONAL
                                 IRU AGREEMENT

     THIS SEVENTH AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the ____ day of September 2000 (the "Amendment Effective Date"), by and between LEVEL 3 COMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SPLITROCK SERVICES, INC., a Delaware corporation ("Grantee"). This Amendment modified and amends that certain Cost Sharing National IRU Agreement dated April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS
                                    --------

     A. Grantee desires to obtain an IRU in additional intercity fibers within and along Segments of the Grantor System, and Grantor desires to convey to Grantee an IRU in the additional fibers specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment.

     B. (***)

     C. (***)


                               TERMS OF AMENDMENT
                               ------------------

     Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:


                                   ARTICLE 1

                                     (***)


                                   ARTICLE 2
                               ADDITIONAL FIBERS
                               -----------------

2.01 Grantee desires to add fiber to certain Segments of the Grantor System (collectively, the "Additional Intercity Fibers"), as specified in Exhibits "A-1" and "A-2," attached hereto. Grantor shall initially provide Grantee with an IRU in a portion of the Additional Intercity Fibers on the Scheduled Completion Dates specified in Exhibit "A-1" (the "First Additional Intercity Fibers"). Grantor shall then provide Grantee with an IRU in the remainder of the Additional Intercity Fibers on the Scheduled Completion Dates specified in Exhibit "A-2" (the "Second Additional Intercity Fibers").

2.02 Grantee shall pay to Grantor an IRU Contribution for the Additional Intercity Fibers on a per Segment basis in the amounts specified in Exhibits "A-1" and "A-2." The IRU Contribution shall be due from Grantee to Grantor with respect to the Additional

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


Intercity Fibers in each Segment as follows: (i) (***) percent ((***)%) on the Amendment Effective Date (which equates to $(***)), and (ii) (***) percent ((***)%) on the Acceptance Date of such Segment.

2.03 The Additional Intercity Fibers shall be considered Grantee Fibers under the Agreement. The IRU with respect to Additional Intercity Fibers in a Segment shall commence as of the IRU Effective Date of each Segment.

2.04 The parties recognize, acknowledge and agree that Grantee's purchase of an IRU in the Additional Intercity Fibers replaces the Option contained in Section
3.02 of the Agreement, and the Option shall be of no further force and effect.


                                   ARTICLE 3

                                     (***)


                                   ARTICLE 4

                                     (***)


                                   ARTICLE 5
                               RECURRING CHARGES
                               -----------------
5.01 Section 13.02 of the Agreement, as amended by the First Amendment, shall be deleted and replaced as follows:

     In consideration for Grantor's responsibilities under Article 12, subject to the adjustments described in Sections 13.03 and 13.05 (i) Grantee shall pay to Grantor on the first (1st) day of each calendar month, in advance, with respect to each Segment, commencing with the Acceptance Date of such Segment and continuing until the expiration of the Term of the IRU with respect to such Segment, $(***) per Route Mile (for up to twelve (12) Grantee Fibers), $(***) per Route Mile (for up to sixteen (16) Grantee Fibers), and $(***) per Route Mile (for up to thirty-six (36) Grantee Fibers), (the "Monthly Charge"); and (ii) Grantee shall pay the following charges for the consumption of power needed to operate Grantee's electronic and optronic equipment: $(***) per amp per month for AC power, and $(***) per amp per month for DC power (collectively, the "Utility Charge"). If Grantor incurs an increase in power charges for the consumption of power needed to operate Grantee's electronic and optronic equipment at Regeneration Facilities, Terminal Facilities and Opamp Facilities along the Grantor System, Grantor may increase the Utility Charge, however, said increase shall occur not more than annually. Grantee shall notify Grantor in writing of its initial power requirements within sixty (60) days following execution of this Agreement, or any subsequent amendments, as applicable, and shall provide Grantor written updates for any increased power needs during the Term.

5.02 The parties recognize that Grantee has the right to utilize a minimum of (***) amps per rack or (***) amps per (***) square feet of space occupied in the Facilities, and that Grantor and Grantee shall establish a power delivery schedule for this power within thirty (30) days of the Amendment Effective Date.

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                   ARTICLE 6
                                  RATIFICATION
                                  ------------

     Except as amended by the First, Second, Third, Fourth, Fifth, Sixth and this Seventh Amendment, the original terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by the First, Second, Third, Fourth, Fifth, Sixth and this Seventh Amendment, is hereby ratified and confirmed.


     IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first written above.


LEVEL 3 COMMUNICATIONS, LLC           SPLITROCK SERVICES, INC.


By: ____________________________      By: __________________________

Title: ___________________________    Title: _________________________

Date: ___________________________     Date: _________________________

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                 Exhibit "A-1"
                       First Additional Intercity Fibers
                              Segments/City Pairs

-----------------------------------------------------------------------------------------------------------------------------------
 Route Segment          City Pairs                      Estimated         First       Estimated IRU fee    IRU Scheduled
                                                        Route Miles     Additional                         Completion Date
                                                                         Intercity
                                                                      fibers ordered
-----------------------------------------------------------------------------------------------------------------------------------
                   NORTHWEST DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4e                Las Vegas to Ogden                      (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Salt Lake City to Ogden                 (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
13a               Sacramento to Portland                  (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
13b               Portland to Seattle                     (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
18a               Seattle to Boise                        (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
18b               Boise to Ogden                          (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                          (***)                             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  N. CALIFORNIA DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
2a                San Jose to San Francisco               (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
2b                San Jose to San Luis Obispo             (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
2c                San Luis Obispo to Los Angeles          (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
2d                San Francisco to Oakland                (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
2e                Oakland to Sacramento                   (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                          (***)                             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  PHOENIX DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4a1               LA to San Bernardino                    (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
4a2               San Bernardino to Las Vegas             (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
8                 LA to San Diego                         (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
12a               San Diego to Phoenix                    (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
12c               Phoenix to Santa Teresa (El Paso)       (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                          (***)                             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  DENVER DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4b                St. Louis to Chicago                    (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
4c                Kansas City to St. Louis                (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
4d                Omaha to Kansas City                    (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
4f                Ogden to Denver                         (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
4g                Denver to Omaha                         (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
12e               Santa Teresa (El Paso) to Stratford     (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
14a               Denver to Stratford                     (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                          (***)                             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
5c                Dallas to Memphis                       (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
5e                Memphis to Nashville                    (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
7                 Dallas to Houston                       (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
11b               Houston to New Orleans                  (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
11c1              New Orleans to Tallahassee              (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
12b               Ft. Worth to Dallas                     (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
12d               Stratford to Ft. Worth                  (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
19a               San Antonio to Houston                  (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
19b               San Antonio to Austin                   (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
19c               Austin to Ft. Worth                     (***)           (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                          (***)                             (***)
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: Redacted portion have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


-----------------------------------------------------------------------------------------------------------------------------------
 Route Segment          City Pairs                      Estimated         First       Estimated IRU fee    IRU Scheduled
                                                        Route Miles     Additional                         Completion Date
                                                                         Intercity
                                                                      fibers ordered
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTHEAST DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
5d                Louisville to Cincinnati            (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
5f                Nashville to Louisville             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
9b                Atlanta to Charlotte                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
9d                Charlotte to Raleigh                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
10a               Atlanta to Jacksonville             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
10b               Orlando to Miami                    (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
10c               Jacksonville to Orlando             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
11a               Tampa to Miami                      (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
11c2              Tallahassee to Tampa                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
17                Nashville to Atlanta                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                      (***)                              (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTHEAST DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
1a                Newark to New York                  (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
1b                Princeton to Newark                 (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
1c                Philadelphia to Princeton           (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
1d                Wilmington to Philadelphia          (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
6a                New York to Stamford                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
6b                Providence to Boston                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
6d                Stamford to Hartford                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
6e                Hartford to Providence              (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
15a               Cleveland to Buffalo                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
15b               Albany to Boston                    (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                      (***)                              (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
1e                Baltimore to Wilmington             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
1f                Washington DC to Baltimore          (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
3a                Chicago to Detroit                  (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
3b                Pittsburgh to Washington DC         (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
3c                Detroit to Cleveland                (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
3d                Cleveland to Pittsburgh             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
5a                Chicago to Indianapolis             (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
5b                Indianapolis to Cincinnati          (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
9a                Richmond to Washington DC           (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
9c                Raleigh to Richmond                 (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                      (***)                              (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  E. CANADA DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
15c               Toronto to Buffalo                  (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
15d               Montreal to Albany                  (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
15e               Toronto to Ottawa                   (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
15f               Ottawa to Montreal                  (***)            (***)             (***)             (***)
-----------------------------------------------------------------------------------------------------------------------------------
                  Regional Total                      (***)                              (***)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  Network Total                                                          (***)
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



                                 Exhibit "A-2"
                      Second Additional Intercity Fibers
                              Segments/City Pairs

---------------------------------------------------------------------------------------------------------------------------------
   Route Segment                City Pairs                Estimated          Second        Estimated IRU        IRU Scheduled
                                                         Route Miles       Additional           Fee             Completion Date
                                                                           Intercity
                                                                         fibers ordered
----------------------------------------------------------------------------------------------------------------------------------
                     NORTHWEST DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 4e                  Las Vegas to Ogden                 (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Salt Lake City to Ogden            (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
13a                  Sacramento to Portland             (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
13b                  Portland to Seattle                (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
18a                  Seattle to Boise                   (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
18b                  Boise to Ogden                     (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total             (***)                              (***)
----------------------------------------------------------------------------------------------------------------------------------
                     N. CALIFORNIA DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 2a                  San Jose to San Francisco          (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 2b                  San Jose to San Luis Obispo        (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 2c                  San Luis Obispo to Los Angeles     (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 2d                  San Francisco to Oakland           (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 2e                  Oakland to Sacramento              (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total             (***)                              (***)
----------------------------------------------------------------------------------------------------------------------------------
                     PHOENIX DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 4a1                 LA to San Bernardino               (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 4a2                 San Bernardino to Las Vegas        (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 8                   LA to San Diego                    (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
12a                  San Diego to Phoenix               (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
12c                  Phoenix to Santa Teresa (El Paso)  (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                     (***)                              (***)
----------------------------------------------------------------------------------------------------------------------------------
                     DENVER DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 4b                  St. Louis to Chicago               (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 4c                  Kansas City to St. Louis           (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 4d                  Omaha to Kansas City               (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 4f                  Ogden to Denver                    (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 4g                  Denver to Omaha                    (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
12e                  Santa Teresa (El Paso) to          (***)           (***)              (***)                (***)
                     Stratford
----------------------------------------------------------------------------------------------------------------------------------
14a                  Denver to Stratford                (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                     (***)                              (***)
----------------------------------------------------------------------------------------------------------------------------------
                     TEXAS DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 5c                  Dallas to Memphis                  (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 5e                  Memphis to Nashville               (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
 7                   Dallas to Houston                  (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
11b                  Houston to New Orleans             (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
11c1                 New Orleans to Tallahassee         (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
12b                  Ft. Worth to Dallas                (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
12d                  Stratford to Ft. Worth             (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
19a                  San Antonio to Houston             (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
19b                  San Antonio to Austin              (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
19c                  Austin to Ft. Worth                (***)           (***)              (***)                (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                     (***)                              (***)
----------------------------------------------------------------------------------------------------------------------------------

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

---------------------------------------------------------------------------------------------------------------------------------
   Route Segment                City Pairs                Estimated          Second        Estimated IRU        IRU Scheduled
                                                         Route Miles       Additional           Fee             Completion Date
                                                                           Intercity
                                                                         fibers ordered
----------------------------------------------------------------------------------------------------------------------------------
                     SOUTHEAST DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 5d                  Louisville to Cincinnati               (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 5f                  Nashville to Louisville                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 9b                  Atlanta to Charlotte                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 9d                  Charlotte to Raleigh                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
10a                  Atlanta to Jacksonville                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
10b                  Orlando to Miami                       (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
10c                  Jacksonville to Orlando                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
11a                  Tampa to Miami                         (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
11c2                 Tallahassee to Tampa                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
17                   Nashville to Atlanta                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                         (***)                             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     NORTHEAST DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 1a                  Newark to New York                     (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 1b                  Princeton to Newark                    (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 1c                  Philadelphia to Princeton              (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 1d                  Wilmington to Philadelphia             (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 6a                  New York to Stamford                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 6b                  Providence to Boston                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 6d                  Stamford to Hartford                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 6e                  Hartford to Providence                 (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
15a                  Cleveland to Buffalo                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
15b                  Albany to Boston                       (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                         (***)                             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     NEW YORK DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
 1e                  Baltimore to Wilmington                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 1f                  Washington DC to Baltimore             (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 3a                  Chicago to Detroit                     (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 3b                  Pittsburgh to Washington DC            (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 3c                  Detroit to Cleveland                   (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 3d                  Cleveland to Pittsburgh                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 5a                  Chicago to Indianapolis                (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 5b                  Indianapolis to Cincinnati             (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 9a                  Richmond to Washington DC              (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
 9c                  Raleigh to Richmond                    (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                         (***)                             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     E. CANADA DISTRICT
----------------------------------------------------------------------------------------------------------------------------------
15c                  Toronto to Buffalo                     (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
15d                  Montreal to Albany                     (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
15e                  Toronto to Ottawa                      (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
15f                  Ottawa to Montreal                     (***)           (***)             (***)             (***)
----------------------------------------------------------------------------------------------------------------------------------
                     Regional Total                         (***)                             (***)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Network Total                                                            (***)
----------------------------------------------------------------------------------------------------------------------------------

NOTE: Redacted portions have been marked with asterisks (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                  Exhibit "K"
                           Grantee Space Requirements

                                                                                 Additional Square Feet
                                                                                Available (Approximately)
------------------------------------------------------------------------------------------------------------------
 Facility Type                Segment/Site Location               Assigned     Huts 3 &           Huts 5 & 6***
                                                                   Space*         4**
------------------------------------------------------------------------------------------------------------------
    (***)                            (***)                          (***)       (***)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 *The Assigned Space is the space allocated to Grantee for the Grantee Fibers that have been ordered by Grantee as specified in Exhibit "B" to the Agreement (as amended in the Second Amendment).
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
Space and power will be delivered in accordance with the then existing Level 3 Dark Fiber Design Guidelines.
------------------------------------------------------------------------------------------------------------------